POWER OF ATTORNEY


      John L. McAllister, whose signature appears below, does hereby constitute and appoint Jeffrey L. Steele and Olivia P. Adler, each individually, as his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable ESC Strategic Funds, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned, John L. McAllister as Treasurer of the Company, any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

Date:


                                          /s/ John L. McAllister
                                          ---------------------------
                                          John L. McAllister

                                POWER OF ATTORNEY


      R. Jeffrey Young, whose signature appears below, does hereby constitute and appoint Jeffrey L. Steele and Olivia P. Adler, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable ESC Strategic Funds, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Company's
Registration   Statement  on  Form  N-1A   pursuant  to  said  Acts,   including
specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned, R. Jeffrey Young, as President of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

Date:


                                          /s/ R. Jeffrey Young
                                          ---------------------------
                                          R. Jeffrey Young